SUBORDINATION AND STANDSTILL AGREEMENT

     THIS SUBORDINATION AND STANDSTILL AGREEMENT ("Agreement") is entered into by and among UGLY DUCKLING CORPORATION, a Delaware corporation ("UDC"), UGLY DUCKLING CAR SALES AND FINANCE CORPORATION, an Arizona corporation ("UDCSFC"), VERDE INVESTMENTS, INC., an Arizona corporation ("Verde") and BNY MIDWEST TRUST COMPANY, as Collateral Agent ("Collateral Agent") for the Lenders ("Senior Lenders") under that certain Senior Secured Loan Agreement dated January 11, 2001.

                                    RECITALS

     A. UDC is or will be borrowing money and obtaining credit from Verde pursuant to that certain Loan Agreement dated January 11, 2001 among UDC and Verde ("Junior Loan Agreement");

     B. UDC is also in the process of obtaining a loan from the Senior Lenders pursuant to the Senior Loan Agreement (as defined below); and

     C. The Senior Lenders have indicated that they will enter into the Senior Loan Agreement if certain conditions are met, including, without limitation, the requirement that Verde execute this Agreement.

     NOW, THEREFORE, as an inducement to the Senior Lenders to enter into the Senior Loan Agreement and for other valuable consideration, the parties hereto agree as follows:

          1. INDEBTEDNESS AND LIENS SUBORDINATED. Verde subordinates (i) all indebtedness and other obligations of every type and nature created under or in connection with the Junior Loan Agreement, including any amendments or modifications thereto, and now or at any time hereafter owing from UDC to Verde pursuant to the Junior Loan Agreement (including, without limitation, interest thereon which may accrue subsequent to UDC becoming subject to any state or federal debtor-relief statute) ("Junior Debt") and
     (ii) all liens and/or security interests held by Verde in any Collateral ("Junior Liens") to the prior payment in full in cash of all Senior Debt (as defined below) and all liens and/or security interests held by the Senior Lenders in the Collateral ("Senior Liens"). Subject to the provisions of Section 3, Verde irrevocably agrees and directs that all Senior Debt shall be paid in full in cash prior to UDC making any payment on any Junior Debt, unless the Senior Lenders authorize such payments on the Junior Debt. Verde will, and the Collateral Agent is authorized in the name of Verde from time to time to, execute and file such financing statements and other documents as the Collateral Agent may require in order to give notice to other persons and entities of the terms and provisions of this Agreement. For purposes hereof, the term "Senior Debt" means the "Obligations" (as such term is defined in the Senior Loan Agreement), together with (a) any partial or complete refinancing of the Obligations,
     (b) any amendments, restatements, modifications, renewals or extensions of any of the foregoing, and (c) any interest accruing on any of the foregoing before or after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding, without regard to whether or not such interest is an allowed claim. For purposes hereof, the term "Senior Loan Agreement" means that certain Senior Secured Loan Agreement dated as of January 11, 2001 by and among UDC, certain Lenders and Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time. For purposes hereof, the term "Senior Debt Documents" means the Senior Loan Agreement and all other documents, instruments and agreements evidencing, pertaining to or securing all or any portion of the Senior Debt.

          2. COLLATERAL. The word "Collateral" shall have the same meaning as specified in the Senior Loan Agreement. If share certificates or other instruments representing the Collateral were delivered to the Collateral Agent to effect perfection of the Senior Liens as provided under the terms of that certain Stock Pledge Agreement dated January 11, 2001 among UDC, UDCSFC, Ugly Duckling Receivables II, Ugly Duckling Receivables Corp. III and the Collateral Agent (as the same may be amended, modified or replaced, the "Senior Stock Pledge Agreement") and Senior Lenders, the Collateral Agent acknowledges and agrees, that in addition to holding such certificates to perfect the Senior Lien, it is holding the share certificates or other instruments representing the Collateral on behalf of Verde to perfect Verde's Junior Liens. Further, the Collateral Agent agrees that it will not deliver or return to UDC, UDCSFC or, except pursuant to foreclosure or similar proceedings under the Senior Stock Pledge Agreement, any other party and UDC and UDCSFC agree that they will not accept or receive the share certificates or other instruments representing the Collateral. Instead, except pursuant to foreclosure or similar proceeding under the Senior Stock Pledge Agreement, the same shall be returned only to Verde according to the terms of that certain Stock Pledge Agreement dated January 11, 2001 among UDC, UDCSFC and Verde, unless otherwise agreed in writing by Verde. Except for the obligation to deliver the share certificates or other instruments representing the Collateral to Verde as provided herein, the Collateral Agent owes no further duty and has no other obligation to Verde with respect to the share certificates or other instruments and shall have no liability to Verde unless Collateral Agent's actions or omissions with respect to the same constitute gross negligence or willful misconduct.

          3. RESTRICTION OF PAYMENT OF JUNIOR DEBT; DISPOSITION OF PAYMENTS RECEIVED BY VERDE. UDC will not make, and Verde will not accept or receive, any payment or benefit in cash or otherwise (or exercise any right of, or permit any set-off with respect to, the Junior Debt), directly or indirectly, on account of any amounts owing on the Junior Debt. However, UDC may make, and Verde may accept, (i) payments of interest only owing in accordance with the terms of the Junior Debt and (ii) payments of principal to the extent permitted under the Senior Loan Agreement, in each case provided that (a) at the time of such payment and after giving effect thereto, no Event of Default under the Senior Loan Agreement shall have occurred and be continuing, and (b) both before and after giving effect to such payments, UDC will remain in compliance with the covenants set forth in Sections 6.13 to 6.18 of the Senior Loan Agreement. In the event payment is made in violation of this Paragraph, Verde shall promptly deliver the same to the Collateral Agent in the form received, with any endorsement or assignment necessary for the transfer of such payment from Verde to the Collateral Agent, to be either (in the Collateral Agent's sole discretion) held as cash collateral securing the Senior Debt or applied in reduction of the Senior Debt in such order as the Collateral Agent shall determine, and until so delivered, Verde shall hold such payment in trust for and on behalf of, and as the property of, the Collateral Agent for the benefit of the holders of the Senior Debt. In the event that Verde shall exercise any right of set-off which Verde is not permitted to exercise under the provisions of this Agreement, Verde shall promptly pay over to the Collateral Agent, in immediately available funds, an amount equal to the amount of the claims or obligations offset. If Verde fails to make any endorsement required under this Agreement, the Collateral Agent is hereby irrevocably appointed as the attorney in-fact (which appointment is coupled with an interest) for Verde to make such endorsement in Verde's name.

          4. ACTION ON SUBORDINATED DEBT. As long as this Agreement is in effect, Verde will not take any action or initiate any proceedings, judicial or otherwise, to enforce Verde's rights or remedies with respect to any Junior Debt and/or Junior Liens, including, without limitation, any action to enforce remedies with respect to any Collateral or to obtain any judgment or prejudgment remedy against UDC or any of its Subsidiaries or any such Collateral. Further, Verde will not commence any action or proceeding against UDC or any of its Subsidiaries to recover all or any part of the Junior Debt, or join with any other creditor (unless the Collateral Agent shall so join) in bringing any proceeding against UDC or any of its Subsidiaries under any bankruptcy, reorganization, readjustment of debt, arrangement of debt receivership, liquidation or insolvency law or statute of the federal or any state government, or take possession of, sell, or dispose of any Collateral, or exercise or enforce any right or remedy available to Verde with respect to any such Collateral, unless and until the Senior Debt has been paid in full in cash. Nothing in this
     Agreement restricts Verde in giving any notice of default and/or acceleration of payment of the Junior Debt or taking any other action to preserve and enforce its rights under the Junior Loan Agreement, provided such actions do not result in any payment on the Junior Debt not expressly permitted hereunder prior to payment of the Senior Debt in full in cash. Nothing in this Agreement restricts Verde and/or its affiliates in enforcing any rights and remedies against UDC and/or its affiliates under any other agreements between Verde and/or its affiliates and UDC and/or its affiliates to the extent such other agreements do not relate to, and do not have the effect, directly or indirectly, of repaying the Junior Debt.

          5. DISPOSITION OF EVIDENCE OF INDEBTEDNESS. If there is any existing promissory note or other evidence of any Junior Debt, or if any promissory note or other evidence of the Junior Debt is executed at any time hereafter with respect thereto, then UDC and Verde will mark the same with a legend stating that it is subject to this Agreement. Verde shall not, without the Collateral Agent's prior written consent, assign, transfer, hypothecate or otherwise dispose of any claim it now has or may at any time hereafter have against UDC at any time that any Senior Debt remains outstanding and/or the Senior Lenders remain committed to extend any credit to UDC.

          6. CONTINUING EFFECT. This Agreement shall constitute a continuing agreement of subordination, and the Senior Lenders may, without notice to or consent by Verde, modify any term of the Senior Debt in reliance upon this Agreement. Without limiting the generality of the foregoing, the Collateral Agent and Senior Lenders may, at any time and from time to time, without the consent of or notice to Verde and without incurring responsibility to Verde or impairing or releasing any of the Senior Lenders' or Collateral Agent's rights or any of Verde's obligations hereunder:

               (a) change the interest rate, change the amount of payment, make further advances to UDC under the Senior Debt, extend the time for payment or renew or otherwise alter the terms of the Senior Debt or any instrument evidencing the same in any manner;

               (b) sell, exchange, release or otherwise deal with any property at any time securing payment of the Senior Debt or any part thereof;
          (c) release anyone liable in any manner for the payment or collection of the Senior Debt or any part thereof; (d) exercise or refrain from exercising any right against UDC or any other person (including Verde); (e) and apply any sums received by the Collateral Agent, by whomsoever paid and however realized, to the Senior Debt in such manner as the Collateral Agent shall deem appropriate.

          7. ADDITIONAL WAIVERS BY VERDE. Verde hereby waives notice of the creation, existence, renewal, or modification or extension of the time of payment, of the Senior Debt. Verde agrees that the Senior Lenders, at any time and from time to time, either before or after revocation of this Agreement, may enter into such agreement or agreements with UDC and its affiliates, as the Senior Lenders may deem proper, extending the time of payment or renewing or otherwise altering the terms of all or any of the obligations of UDC to the Senior Lenders, or affecting the Senior Liens, or may exchange, sell or surrender or otherwise deal with any such security, or may release any balance of funds of UDC with the Senior Lenders, without notice to Verde and without in any way impairing or affecting this Agreement.

          8. FORECLOSURE OF COLLATERAL. Notwithstanding the Junior Liens, any other provision hereof or any security interest hereafter acquired by Verde, the Collateral Agent may take possession of, sell, dispose of, and otherwise deal with all or any part of the Collateral, and may enforce any right or remedy available to it with respect to the Collateral, all without notice to or consent of Verde except as specifically required by applicable law. Except as provided in Section 2, the Collateral Agent shall have no duty to preserve, protect, care for, insure, take possession of, collect, dispose of, or otherwise realize upon any of the Collateral, and in no event shall the Collateral Agent be deemed Verde's agent with respect to the Collateral. All proceeds received by the Collateral Agent with respect to any Collateral may be applied, first, to pay or reimburse the Collateral Agent for all costs and expenses (including reasonable attorneys' fees and costs) incurred by the Collateral Agent in connection with the collection of such proceeds, and, second, to any indebtedness secured by the Senior Liens in any order that it may choose.

          9. INFORMATION. Verde has established adequate, independent means of obtaining from UDC on a continuing basis financial and other information pertaining to UDC's financial condition. Verde agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Verde's risks hereunder, and Verde agrees that the Senior Lenders and the Collateral Agent shall have no obligation to disclose to Verde information or material about UDC which is acquired by the Senior Lenders or Collateral Agent in any manner. The Senior Lenders and the Collateral Agent may, at their sole option and without obligation to do so, disclose to Verde any information or material relating to UDC which is acquired by them by any means, and UDC hereby agrees to and authorizes any such disclosure.

          10. TRANSFER OF ASSETS OR REORGANIZATION OF UDC. In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of UDC or any of its Subsidiaries, or the proceeds thereof, to creditors of UDC or any of its Subsidiaries, by reason of the liquidation, dissolution, or other winding up of UDC's or any of its Subsidiaries' business, or in the event of any sale, receivership, insolvency or bankruptcy proceedings by or against UDC or any of its Subsidiaries, or assignment for the benefit of creditors, or of any proceedings by or against UDC or any of its Subsidiaries for any relief under any bankruptcy or insolvency laws, or relating to the relief of debtors, readjustment of indebtedness, reorganizations, arrangements, compositions or extensions, or of any other event whereby it becomes necessary or desirable to file or present claims against UDC or any of its Subsidiaries for the purpose of receiving payment thereof, or on account thereof, then and in any such event, any payment or distribution of any kind or character, either in cash or other property, which shall thereafter be made or shall thereafter be payable with respect to any Junior Debt shall be paid over to Collateral Agent for application to the payment of the Senior Debt, whether due or not due, and no payments shall be made upon or in respect of Junior Debt unless and until the Senior Debt shall have been paid and satisfied in full in cash. In any such event, all claims of the Collateral Agent and all claims of Verde shall, at the option of the Senior Lenders, forthwith become due and payable without demand or notice.

          11. REPRESENTATIONS AND WARRANTIES. Verde hereby represents and warrants:

               (a) Verde owns the Junior Debt and Junior Liens free and clear of any lien, security interest or other encumbrance; (b) Verde has all requisite power and authority to execute, deliver and perform this Agreement; (c) The execution, delivery and performance by Verde of this Agreement is not and will not contravene any law or governmental regulation or any contractual restriction binding on or effecting Verde; (d) No authorization or approval or other action by, or notice to, or filing with any governmental authority or other regulatory body or consent of any other person is required for the due execution, delivery and performance by Verde of this Agreement; and (e) This Agreement constitutes the legal, valid and binding obligation of Verde, enforceable against it in accordance with its terms.

          12. POWER OF ATTORNEY. Verde irrevocably authorizes and empowers Collateral Agent, or any person Collateral Agent may designate, to act as attorney for Verde with full power and authority in the name of Verde, or otherwise, to make and present such claims or proofs of claims against UDC on account of the Junior Debt as Collateral Agent, or its appointee, may deem expedient and proper and, if necessary, to vote such claims in any proceedings and to receive and collect any and all dividends or other payments and disbursements made thereon in whatever form they may be paid or issued, and to give acquittance therefor and to apply same to the Senior Debt, and Verde hereby agrees, from time to time and upon request, to make, execute and deliver to Collateral Agent such powers of attorney, assignments, endorsements, proofs of claim, pleadings, verifications, affidavits, consents, agreements or other instruments as may be reasonably requested by Collateral Agent in order to enable the Collateral Agent to enforce any and all claims upon, or with respect to, the Junior Debt, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Junior Debt.

          13. OTHER AGREEMENTS; NO THIRD PARTY BENEFICIARIES. Verde understands that there may be various agreements between the Senior Lenders and UDC evidencing and governing the Senior Debt, and Verde acknowledges and agrees that such agreements are not intended to confer any benefits on Verde. Verde further acknowledges that the Collateral Agent may administer the Senior Debt and any of the Senior Lenders' agreements with UDC in any way the Collateral Agent may deem appropriate, without regard to Verde or the Junior Debt, except as may be required by applicable law. Verde waives any right Verde might otherwise have to require a marshalling of any security held by the Collateral Agent for all or any part of the Senior Debt or to direct or affect the manner or timing with which the Collateral Agent enforces any of their security.

          14. BREACH OF AGREEMENT BY UDC OR VERDE. In the event of any breach of this Agreement by UDC or Verde, then and at any time thereafter the Collateral Agent shall have the right to declare immediately due and payable all or any portion of the Senior Debt without presentment, demand, protest or notice of dishonor, all of which are hereby expressly waived by UDC and Verde. No delay, failure or discontinuance of the Collateral Agent in exercising any right, privilege, power or remedy hereunder shall be deemed a waiver of such right, privilege, power or remedy; nor shall any single or partial exercise of any such right, privilege, power or remedy preclude, waive or otherwise affect the further exercise thereof or the exercise of any other right, privilege, power or remedy. Any waiver, permit, consent or approval of any kind by the Collateral Agent with respect to this Agreement must be in writing and shall be effective only to the extent set forth in such writing.

          15. DISCLOSURE OF SUBORDINATION. Verde and UDC agree to make and maintain in their books of account notations reasonably satisfactory to the Collateral Agent of the rights and priorities of the Senior Lenders hereunder, and from time to time, upon request, to furnish the Collateral Agent with sworn financial statements. Collateral Agent may inspect the books of account and any records of the UDC at any time during business hours. Verde and UDC agree that any instrument evidencing the Junior Debt shall be marked with a specific statement that the indebtedness thereby evidenced is subject to the provisions of this Subordination Agreement.

          16. SENIOR LENDERS' RELIANCE. Verde consents and agrees that all Senior Debt shall be deemed to have been made or incurred at the request of Verde and in reliance upon this Agreement; provided, however, that neither the foregoing provision, nor any other provision contained in this Agreement, shall be deemed or construed to constitute, either directly or by implication, a guaranty by Verde of any debts, obligations or liabilities incurred by UDC to the Senior Lenders.

          17. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties. All words used herein in the singular shall be deemed to have been used in the plural where the context so requires.

          18. COSTS, EXPENSES AND ATTORNEYS' FEES. If any party hereto institutes any judicial or administrative action or proceeding to enforce any provisions of this Agreement, or alleging any breach of any provision hereof or seeking damages or any other judicial or administrative remedy, the prevailing party or parties in such action or proceeding shall be entitled to receive from the losing party or parties all costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of such party's in-house counsel), incurred in connection with such action or proceeding.

          19. CONFLICT IN AGREEMENTS. If the subordination provisions of any instrument evidencing the Junior Debt conflict with the terms of this Agreement, the terms of this Agreement shall govern the relationship between the Senior Lenders and Verde

          20. NO WAIVER. No waiver shall be deemed to be made by the Senior Lenders of any of its rights hereunder unless the same shall be in writing signed on behalf of the Senior Lenders, and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Senior Lenders or the obligations of Verde to the Senior Lenders in any other respect at any time.

          21. BINDING EFFECT; ACCEPTANCE. This Agreement shall be binding upon Verde and its heirs, legal representatives, successors and assigns and shall inure to the benefit of the Senior Lenders and their participants, successors and assigns irrespective of whether this or any similar agreement is executed by any other creditor of the UDC. Notice of acceptance by the Senior Lenders of this Agreement or of reliance by the Senior Lenders upon this Agreement is hereby waived by Verde. 22. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of January 11, 2001.

                        UGLY DUCKLING CAR SALES AND FINANCE CORPORATION, an Arizona corporation
                        By:
                        Name:
                        Title:

                        UGLY DUCKLING CORPORATION,
                        a Delaware corporation
                        By:
                        Name:
                        Title:

                        VERDE INVESTMENTS, INC.,
                        an Arizona corporation
                        By:
                        Name:
                        Title:

                        BNY MIDWEST TRUST COMPANY
                        By:
                        Name:
                        Title: